FIRST NATIONAL CORPORATION

112 West King Street

Strasburg, Virginia 22657

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of First National Corporation (“First National”), which will be held on Tuesday, April 1, 2003, at 11:00 a.m., at the Shenandoah Valley Golf Club, 134 Golf Club Circle, Front Royal, Virginia.  At the Meeting, you will be asked to elect 13 directors to the Board of Directors.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting.  Please complete, sign, date and return promptly the form of proxy that is enclosed in the envelope provided in this mailing.  If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of First National appreciate your continued support and look forward to seeing you at the Meeting.

Sincerely yours,

/s/ Harry S. Smith

HARRY S. SMITH

President and Chief Executive Officer

Strasburg, Virginia

February 28, 2003

FIRST NATIONAL CORPORATION

112 West King Street

Strasburg, Virginia 22657

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 1, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First National Corporation (“First National”) will be held at the Shenandoah Valley Golf Club, Front Royal, Virginia, on April 1, 2003, at 11:00 a.m. (the “Annual Meeting”), for the following purposes:

(1)

To elect 13 directors to serve for a term of one year; and

(2)

To transact such other business as may properly come before the Annual Meeting.  Management is not aware of any other business other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on February 18, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Douglas C. Arthur

Douglas C. Arthur

Secretary

Strasburg, Virginia

February 28, 2003

FIRST NATIONAL CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 1, 2003

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $5.00 par value per share (“Common Stock”), of First National Corporation (“First National”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of First National to be used at the Annual Meeting of Shareholders to be held on April 1, 2003 at 11:00 a.m. at the Shenandoah Valley Golf Club, 134 Golf Club Circle, Front Royal, Virginia, and any adjournment thereof (the “Annual Meeting”).

The principal executive offices of First National are located at 112 West King Street, Strasburg, Virginia.  The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of First National’s soliciting materials) are being mailed to First National’s shareholders is February 28, 2003.  The cost of soliciting proxies will be borne by First National.

The proxy solicited hereby, if properly signed and returned to First National and not revoked prior to its use, will be voted in accordance with the instructions contained thereon.  If no contrary instructions are given, each proxy received will be voted “for” the proposal described herein.  Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of First National (Secretary, First National Corporation, c/o Registrar and Transfer Company, P.O. Box 1010, Cranford, New Jersey 07016); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Only shareholders of record at the close of business on February 18, 2003 (the “Record Date”) will be entitled to vote at the Annual Meeting.  On the Record Date, there were 790,031 shares of Common Stock issued and outstanding and approximately 695 record holders.  Each share of Common Stock is entitled to one vote at the Annual Meeting.  First National had no other class of equity securities outstanding at the Record Date.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees described in this Proxy Statement.  The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

Election of Directors

There are currently 13 directors serving on the Board, all of whom are standing for reelection at the Annual Meeting to serve for a one-year term and until the election and qualification of their respective successors.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below.

Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon.  If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board.  At this time, the Board knows no reason why any of the nominees listed below may not be able to serve as a director if elected.  In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.  Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

Nominees

Set forth below is the name of each nominee and, as to each of the nominees, certain information including age and principal occupation.  The date shown as the year in which the director was first elected to the Board represents the year in which the nominee or continuing director was first elected to the Board of First National or previously to the Board of First Bank (the “Bank”).  Unless otherwise indicated, the business experience and principal occupations shown for each nominee has extended five or more years.

Douglas C. Arthur, 60, has been a director since 1972.

Mr. Arthur is Vice Chairman and Secretary of the Board of First National and Vice Chairman and Secretary of the Board of the Bank.  He is the senior and business partner in Arthur and Allamong, a general practice law firm with locations in Strasburg and Front Royal, Virginia.  Mr. Arthur has been engaged in the practice of law since 1970.  He is a director of Shenandoah Telecommunications Company.  Mr. Arthur also serves on the Shenandoah County School Board.

Noel M. Borden, 66, has been a director since 1962.

Mr. Borden has served as the Chairman of the Board of First National and Chairman of the Board of the Bank since 1986.  Mr. Borden is currently retired and was President of H.L. Borden Lumber Co., a building supply company located in Strasburg, Virginia from 1960 to 2000.  He also is a director and Vice President of Shenandoah Telecommunications Company.

Byron A. Brill, 55, has been a director since 1980.

Dr. Brill is a periodontist who has been in practice since 1975.

Elizabeth H. Cottrell, 52, has been a director since 1992.

Mrs. Cottrell is owner of Riverwood Technologies, a technical writing and desktop publishing concern, and has held that position since 1992.

James A. Davis, 57, has been a director since 1998.

Dr. Davis is President of Shenandoah University located in Winchester, Virginia, a position that he has held since 1982.  Dr. Davis is a member of the Board of Directors of the Winchester Medical Center, Chairman of the Board of Directors of Westminster Canterbury and a former member of the Virginia House of Delegates.

Christopher E. French, 44, has been a director since 1996.

Mr. French has served as President of Shenandoah Telecommunications Company, a telecommunications company headquartered in Edinburg, Virginia, since 1988.  He is also a director of that company.

Charles E. Maddox, Jr., 56, has been a director since 1996.

Mr. Maddox is Principal Engineer of G. W. Clifford & Associates for western Virginia, West Virginia and Maryland operations.  Mr. Maddox is on the Board of Trustees of Shenandoah University and also serves as Chairman of the Shenandoah County Economic Development Partnership.

John K. Marlow, 63, has been a director since 2001.

Mr. Marlow is owner and President of Marlow Motor Co., Inc. in Front Royal, Tri-State Nissan in Winchester and Luray Ford in Luray, Virginia.  He is a Trustee of Shenandoah University and Director of Warren Memorial Hospital Foundation.

W. Allen Nicholls, 56, has been a director since 1987.

Mr. Nicholls is President of Nicholls Construction, Inc., a home builder located in Front Royal, Virginia, a position that he has held for over 30 years.

Henry L. Shirkey, 60, has been a director since 1994.

Mr. Shirkey is a customer service representative with Holtzman Oil Corp., a position that he has held since 1993.  Mr. Shirkey was previously a banker in Shenandoah County with Farmers Bank, Dominion Bank and First Union Bank and was involved in all phases of community bank management for 33 years until his retirement.

Alson H. Smith, Jr., 75, has been a director since 1998.

Mr. Smith is retired.  He retired from the Virginia House of Delegates after 20 years of service.  Mr. Smith is a member of the Boards of Directors of Shenandoah University, the Durell Foundation and the Virginia Environmental Endowment.

Harry S. Smith, 49, has been a director since 2000.

Mr. Smith has been President and CEO of First National and the Bank since 1998.  Prior to that date, Mr. Smith had served as Vice President and Secretary of First National and Executive Vice President, Secretary and Cashier of the Bank since 1985.

James R. Wilkins, III, 34, has been a director since 2001.

Mr. Wilkins is President of Wilkins Development Corporation, General Partner of Wilkins Investments and Wilkins Enterprises.  He currently serves as a member of the Board of Directors of the Industrial Development Corporation of Winchester and President of the Top of Virginia Builders Association.

THE BOARD RECOMMENDS THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Management

The following table sets forth information as of February 21, 2003, regarding the number of shares of Common Stock beneficially owned by all directors (who are also all of the director nominees), by the executive officer named in the Summary Compensation Table herein and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the director or executive officer living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time, plus shares held in certain trust relationships that may be deemed to be beneficially owned by the nominees under the rules and regulations of the Securities and Exchange Commission (the “SEC”); however, the inclusion of such shares does not constitute an admission of beneficial ownership.

The address for each of the following individuals is First National Corporation, 112 West King Street, Strasburg, Virginia 22657.

Name	Beneficially Owned (1)	Percent of Class
Douglas C. Arthur	4,225	*
Noel M. Borden	15,649 (2)	1.98%
Byron A. Brill	13,177	1.73%
Elizabeth H. Cottrell	5,466 (2)	*
James A. Davis	1,210	*
Christopher E. French	5,301	*
Charles E. Maddox, Jr.	1,913	*
John K. Marlow	1,100	*
W. Allen Nicholls	1,217	*
Henry L. Shirkey	334	*
Alson H. Smith, Jr.	405	*
Harry S. Smith	5,476 (2)	*
James R. Wilkins, III	27,678	3.50%
All executive officers and directors as a group (19 persons)	84,586	10.71%

*  Indicates that holdings amount to less than 1% of the issued and outstanding Common Stock.

(1)

For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

(2)

Amounts presented include 4,767 shares of Common Stock held in the First National Corporation Employee Stock Ownership Plan and Trust (the “ESOP”).  Ms. Cottrell and Messrs. Borden and Smith serve as trustees of the ESOP and have certain voting and dispositive powers with respect to such shares.

Security Ownership of Certain Beneficial Owners

As of February 26, 2003, there are no persons known to First National that beneficially own five percent or more of the outstanding shares of Common Stock.

The Board of Directors and its Committees

Meetings of the Board are held twice each month, with an organizational meeting following the conclusion of each Annual Meeting of Shareholders.  The Board held 24 meetings in the year ended December 31, 2002.  For the year ended December 31, 2002, all of First National’s directors attended at least 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members during their term.

The Board has an Audit Committee and a Personnel and Benefits Committee.  There is no Nominating Committee.

The Audit Committee consists of Messrs. Arthur, French, Davis, Marlow and Shirkey, and Mrs. Cottrell.  The responsibilities of the Audit Committee are discussed below under “Audit Information.”  The Audit Committee met six times during the year ended December 31, 2002.

The Personnel and Benefits Committee, which reviews and recommends the levels and types of compensation of officers and employees, is composed of Mrs. Cottrell and Messrs. Arthur, Borden, Davis, French and Marlow.  The Personnel and Benefits Committee met five times during the year ended December 31, 2002.

The Bank has a loan policy committee, which makes all determinations with respect to the loan policies of the Bank.  Loans that exceed management’s approval authority are approved by the Board as a whole.

Executive Officers Who Are Not Directors

M. Shane Bell (age 30) has served as Vice President of Risk Management since July 2002.  Prior to joining the Bank, Mr. Bell was employed from 1994 to 2002 as a Manager at Yount, Hyde & Barbour, P.C., who are First National’s independent public accountants.

Dennis A. Dysart (age 31) has served as Senior Vice President of Administration since 1999 and had previously served as the Vice President of Operations since 1996.  He has been employed by the Bank since 1993.

J. Andrew Hershey (age 49) has served as Senior Vice President - Loan Administrator since 2000 and had previously served as Vice President and Business Development Officer since 1998.  Mr. Hershey has been in the banking industry for over 25 years, most recently with Jefferson National Bank and Wachovia Bank.

Christopher T. Martin (age 34 ) has served as Vice President – Information Technology since September 2002. Prior to joining the Bank, Mr. Martin was the owner of Data Service Technology, Inc., an internet/technology service company, from 1986 to 2002.

John Norton (age 55) has served as Vice President - Human Resources and Marketing since 2000 and previously served as Director of Human Resources and Marketing since 1998.  Prior to joining the Bank, Mr. Norton was a management consultant in private practice for six years and an army officer for 23 years.

Stephen C. Pettit (age 60) has served as Controller and Chief Financial Officer of First National Corporation and Senior Vice President and Controller of the Bank since 1999.  Mr. Pettit was in practice as a Certified Public Accountant from 1993 until 1999.  Prior to 1993, he served as a Vice President and Manager of Accounting with a regional bank.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires First National’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock.  Officers and directors are required by SEC regulations to furnish First National with copies of all Section 16(a) forms that they file.  Based solely on review of the copies of such reports furnished to First National or written representation that no other reports were required, First National believes that, during fiscal year 2002, all filing requirements applicable to its officers and directors were satisfied.

REMUNERATION

Summary of Cash and Certain Other Compensation

The following table shows, for the years ended December 31, 2002, 2001, and 2000, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the named Executive Officer in all capacities in which he served.  The named Executive Officer does not receive any compensation from First National.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)	All Other Compensation($)(a)
Harry S. Smith President and CEO	2002	160,000	-0-	*	10,220
	2001	150,000	-0-	*	4,898
	2000	120,000	-0-	*	3,960

*

The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(a)

“All Other Compensation” represents matching contributions by First National to its 401(k) Plan.

Directors’ Fees

Directors receive monthly fees of $600 and $350 for each meeting of the Board attended.  The Chairman of the Board receives monthly fees of $750 and $350 for each meeting of the Board attended, and the Vice-Chairman of the Board receives monthly fees of $650 and $350 for each meeting of the Board attended.  Harry S. Smith, President and CEO of First National, does not receive monthly fees for his service on the Board.

In 1999, the Bank adopted a Director Split Dollar Life Insurance Plan (the “Plan”).  The Plan currently provides life insurance coverage to nine directors of the Bank, all of whom are also directors of First National.  John K. Marlow, Alson H. Smith, Jr., Harry S. Smith and James R. Wilkins, III do not participate in the Plan.  The Bank owns the policies and is entitled to all values and proceeds.  The Plan provides retirement benefits and the payment of benefits at the death of the insured director.  The amount of benefits will be determined by the performance of the policies over each director’s life.  During the year ended December 31, 2002, the Bank paid premiums in an aggregate amount of $122,092 for the benefit of directors under the Plan.

Employment Agreement

Effective as of October 1, 2002, First National and Harry S. Smith entered into an employment contract that provides for Mr. Smith’s service as President and Chief Executive Officer of both First National and the Bank.  Mr. Smith’s employment contract is for a rolling two-year term at an initial base annual salary of $160,000, and he is eligible for base salary increases and bonuses as determined by the Board of Directors.  Mr. Smith’s employment may be terminated by First National with or without cause.  If he resigns for “good reason” or is terminated without “cause” (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the remainder of his contract.  If his employment terminates for good reason or without cause within one year of a change in control of First National, he will be entitled to severance payments approximately equal to 299% of his annualized cash compensation for a period that precedes the change in control as determined under the Internal Revenue Code of 1986, as amended.  If termination of employment due to a change in control had occurred in the year ended December 31, 2002, Mr. Smith would have been entitled to severance payments amounting to approximately $478,400.  The agreement also contains a covenant not to compete that is in effect while Mr. Smith is an officer and employee of First National and for a 12-month period after the termination of his employment.

Transactions with Management

In January 2003, the Bank entered into a contract to purchase 0.86 acres of land in Mount Jackson, Virginia from RFB Limited Partnership (the “Partnership”) for a price of $190,000.  Christopher E. French, one of First National’s directors, and members of his immediate family own approximately 7.5% of the capital of the Partnership and approximately 12.1% of the profits and losses of the Partnership, directly and indirectly through various family corporations and partnerships.  The terms of this purchase were substantially similar to the terms of similar purchases that are the result of “arms length” negotiations between unrelated parties, and the purchase price was comparable to current market rates at that time.  The closing of the purchase is pending.

Some of the directors and officers of the Company are customers of the Bank.  No loans to directors or officers involve more than the normal risks of collectibility or present other unfavorable features.  None of the loans were non-accrual, past-due, restricted or potential problem loans, as of January 31, 2003.  All such loans were originated on substantially the same terms, including interest rates, as those prevailing at the time for comparable transactions with other persons.

AUDIT INFORMATION

The Board of Directors has adopted a written charter for the Audit Committee.  All members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees

The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of First National’s annual financial statements for the fiscal year ended December 31, 2002, and the review of the financial statements included in First National’s Quarterly Reports on Form 10-QSB for that fiscal year was $35,855.

Financial Information System Design and Implementation Fees

There were no fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered to First National for the fiscal year ended December 31, 2002, for the design and implementation of financial information systems.

All Other Fees

The aggregate amount of fees billed by Yount, Hyde & Barbour, P.C. for all other non-audit services rendered to First National for the fiscal year ended December 31, 2002 was $33,247.

Audit Committee Report

Management is responsible for First National’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of First National’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from First National and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to First National is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in First National’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Douglas C. Arthur, Chairman

Elizabeth H. Cottrell

James A. Davis

Christopher E. French

John K. Marlow

Henry L. Shirkey

Appointment of Independent Public Accountants

The Board of Directors has appointed Yount, Hyde & Barbour, P.C. to perform the audit of First National’s financial statements for the year ending December 31, 2003.  Yount, Hyde & Barbour, P.C. has acted as First National’s and the Bank’s auditors for the past 16 years and has reported on financial statements during that period.  Representatives from Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

SHAREHOLDER PROPOSALS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2004 annual meeting of shareholders must cause such proposal to be received, in proper form, at First National’s principal executive offices at 112 West King Street, Strasburg, Virginia 22657, no later than October 31, 2003, in order for the proposal to be considered for inclusion in First National’s Proxy Statement for that meeting.  First National presently anticipates holding the 2004 annual meeting of shareholders on April 6, 2004.

First National’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of First National not less than 60 days and not more than 90 days prior to the date of the meeting.  Based upon an anticipated date of April 6, 2004 for the 2004 annual meeting of shareholders, First National must receive such notice no later than February 6, 2004 and no earlier than January 7, 2004.  Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice.  Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters re garding the shareholder giving the notice.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of First National.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of First National’s Annual Report to Shareholders for the year ended December 31, 2002 accompanies this Proxy Statement.  Additional copies may be obtained by written request to the Secretary of First National at the address indicated below.  The Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, FIRST NATIONAL WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND ITS QUARTERLY REPORTS ON FORM 10-QSB AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT.  ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO HARRY S. SMITH, PRESIDENT, FIRST NATIONAL CORPORATION, 112 WEST KING STREET, STRASBURG, VIRGINIA 22657.  THE ANNUAL REPORT ON FORM 10-KSB AND THE QUARTERLY REPORTS ON FORM 10-QSB ARE NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

The Board of Directors of First National is not aware of any other matters that may come before the Annual Meeting.  However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas C. Arthur

Secretary

[FORM OF PROXY]

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIRST NATIONAL CORPORATION FXNC-BB		For	With- hold	For All Except
ANNUAL MEETING OF SHAREHOLDERS April 1, 2003	1. The election as directors of all nominees listed (except as marked to the contrary below):		[ ]	[ ]	[ ]
The undersigned hereby appoints the official proxy committee, consisting of Douglas C. Arthur, Byron A. Brill and W. Allen Nicholls, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of First National Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held at the Shenandoah Valley Golf Club, 134 Golf Club Circle, Front Royal, VA on April 1, 2003 at 11:00 A.M. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:	DIRECTORS
	Douglas C. Arthur Noel M. Borden Byron A. Brill Elizabeth H. Cottrell James A. Davis	Christopher E. French Charles E. Maddox, Jr. John K. Marlow W. Allen Nicholls	Henry L. Shirkey Alson H. Smith, Jr. Harry S. Smith James R. Wilkins, III
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________________________________

 PLEASE MARK BOX IF YOU PLAN TO ATTEND           [    ]
THE MEETING.

The Board of Directors recommends a vote "FOR" all directors.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE PROXY COMMITTEE. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this Proxy in the box below.	Date
Shareholder sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST NATIONAL CORPORATION

Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Corporation at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Corporation at the following address: Registrar and Transfer Company, P.O. Box 1010, Cranford, NJ 07016 or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above-signed acknowledges receipt from the Corporation, prior to the execution of this proxy of a notice of the Annual Meeting, a proxy statement dated February 28, 2003 and audited financial statements.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Only one of several joint owners need sign.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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